                                                                   Exhibit 10.22

================================================================================

                           FOURTH AMENDED AND RESTATED

                    LOAN PURCHASE AND CONTRIBUTION AGREEMENT

                                     between

                      OPTION ONE LOAN WAREHOUSE CORPORATION
                                  as Depositor

                                       and

                         OPTION ONE MORTGAGE CORPORATION
                               as Loan Originator

                          Dated as of September 1, 2005

                              MORTGAGE-BACKED NOTES

================================================================================

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
ARTICLE I DEFINITIONS; CONSTRUCTION .....................................     1
Section 1.01  Definitions ...............................................     1
Section 1.02  Construction ..............................................     2

ARTICLE II SALE OF LOANS; PAYMENT OF PURCHASE PRICE .....................     2
Section 2.01  Sale of Loans to Depositor ................................     2
Section 2.02  Obligations of Loan Originator ............................     4
Section 2.03  Dispositions; Transfer Obligation .........................     5

ARTICLE III REPRESENTATIONS AND WARRANTIES; REMEDIES FOR
            BREACH ......................................................     6
Section 3.01  Loan Originator's Representations and Warranties ..........     6

ARTICLE IV LOAN ORIGINATOR COVENANTS ....................................     6
Section 4.01  Covenants of the Loan Originator ..........................     6

ARTICLE V TERMINATION ...................................................     7
Section 5.01  Termination ...............................................     7

ARTICLE VI MISCELLANEOUS PROVISIONS .....................................     7
Section 6.01  Amendment .................................................     7
Section 6.02  Governing Law .............................................     7
Section 6.03  Notices ...................................................     7
Section 6.04  Severability of Provisions ................................     8
Section 6.05  Counterparts ..............................................     8
Section 6.06  Further Agreements ........................................     8
Section 6.07  Intention of the Parties ..................................     8
Section 6.08  Successors and Assigns; Assignment of Agreement ...........     9
Section 6.09  Survival ..................................................     9
Section 6.10  Successors and Assigns ....................................     9

EXHIBIT

Exhibit A   Form of LPA Assignment

                           THIRD AMENDED AND RESTATED
                    LOAN PURCHASE AND CONTRIBUTION AGREEMENT

     THIRD AMENDED AND RESTATED LOAN PURCHASE AND CONTRIBUTION AGREEMENT, dated as of September 1, 2005 (this "Agreement"), between OPTION ONE MORTGAGE CORPORATION, a California corporation (the "Loan Originator"), and OPTION ONE LOAN WAREHOUSE CORPORATION, a Delaware corporation (the "Depositor").

                                   WITNESSETH

     WHEREAS, the Loan Originator owns and from time to time originates and acquires certain loans (the "Loans") secured primarily by mortgages, deeds of trust and security deeds on certain Mortgaged Properties and the Loan Documents related thereto;

     WHEREAS, the Loan Originator is the owner of 100% of the capital stock of the Depositor;

     WHEREAS, the parties hereto desire that on each Transfer Date, the Loan Originator sell and contribute all its right, title and interest in and to the Loans and the related Loan Documents to Depositor pursuant to the terms of this Agreement; and

     WHEREAS, the Depositor will sell, transfer, assign and otherwise convey all of its rights, title and interest in and to each of the Loans and related Loan Documents and its related rights under this Agreement to one of several trusts (each a "Trust" and collectively, the "Trusts"), in each case pursuant to each of the Sale and Servicing Agreements set forth on Schedule I attached hereto (as updated from time to time to reflect the addition of any Trust added as a party to the Master Disposition Agreement), entered into by Option One, Depositor, Wells Fargo and each of the Trusts, respectively, (collectively, the "Sale and Servicing Agreements" and each individually, a "Sale and Servicing Agreement").

     WHEREAS, the parties hereto have entered into the First Amended and Restated Loan Purchase and Contribution Agreement, dated as of August 8, 2003 (the "First Amended and Restated Loan Purchase and Contribution Agreement").

     WHEREAS, the parties hereto have entered into the Second Amended and Restated Loan Purchase and Contribution Agreement, dated as of November 14, 2003 (the "Second Amended and Restated Loan Purchase and Contribution Agreement").

     WHEREAS, the parties hereto have entered into the Third Amended and Restated Loan Purchase and Contribution Agreement, dated as of June 1, 2005 (the "Third Amended and Restated Loan Purchase and Contribution Agreement").

     WHEREAS, the parties to the Third Amended and Restated Loan Purchase and Contribution Agreement now seek to amend the Third Amended and Restated Loan Purchase and Contribution Agreement in its entirety as set forth in this Fourth Amended and Restated Loan Purchase and Contribution Agreement (this "Agreement");

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

                                    ARTICLE I
                            DEFINITIONS; CONSTRUCTION

     Section 1.01 Definitions. For purposes of this Agreement: (i) references to the Trust or the Issuer shall mean the Trust to which the Depositor sells the related Loans; (ii) references to the Sale and Servicing Agreement shall mean the Sale and Servicing Agreement pursuant to which the Depositor sells the related Loans; (iii) references to the Indenture Trustee shall mean Wells Fargo Bank, N.A., or its successor, in its capacity as Indenture Trustee under the related Sale and Servicing Agreement; (iv) references to the Noteholders shall mean the Note Purchaser in connection with sales to the 2002-3 Trust and the Initial Noteholder in connection with sales to the other Trusts listed on
Schedule I hereto and (v) references to the Master Disposition Agreement shall mean the Fourth Amended and Restated Master Disposition Confirmation Agreement, dated as of June 1, 2005, by and among Option One, the Depositor, the Delaware statutory trusts listed on Schedule I thereto and each of the Lenders listed on
Schedule II thereto, as amended and supplemented from time to time. All other capitalized terms used but not defined herein shall have the meanings assigned thereto in the related Sale and Servicing Agreement.

     Section 1.02 Construction. For purposes of this Agreement: (i) the singular includes the plural and the plural includes the singular; (ii) words importing any gender include the other genders; (iii) the words "and" and "or" are used in the conjunctive or disjunctive as the sense and circumstances may require, (iv) references to "writing" include printing, typing, lithography and other means of reproducing words in a visible form; (v) references to agreements and other contractual instruments include all subsequent amendments thereto or changes therein entered into in accordance with their respective terms and not prohibited by this Agreement or the Basic Documents; (vi) references to Persons include their permitted successors and assigns; (vii) any form of the word "include" shall be deemed to be followed by the words "without limitation";
(viii) the phrase "in and to" shall be deemed to include "under" and "with respect to" whenever appropriate; (ix) unless the context clearly requires otherwise, the word "finance" shall be deemed to include "refinance"; (x) the words "herein", "hereof' and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision; and (xi) Article, Section, Schedule and Exhibit references, unless otherwise specified, refer to Articles and Sections of and Schedules and Exhibits to this Agreement. Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding."

                                   ARTICLE II
                    SALE OF LOANS; PAYMENT OF PURCHASE PRICE

     Section 2.01 Sale of Loans to Depositor. (a) On the terms and conditions of this Agreement, on each Transfer Date, the Loan Originator agrees to offer for sale, and to sell, a portion of each of the Loans (equal to the Sales Price therefor) to the Depositor and to contribute to the capital stock of the Depositor the balance of each of the Loans and to deliver the related Loan Documents to or at the direction of the Depositor. To the extent the Depositor has or is able to obtain sufficient funds to pay the Sales Price thereof, the Depositor agrees to purchase such Loans offered for sale by the Loan Originator.

          (b) The price paid by the Depositor for the portion of each of the Loans sold on each Transfer Date (the "Sales Price") shall be the sum of the Collateral Values as of the Transfer Date with respect to the Loans conveyed on such date (determined after giving effect to all payments of principal received thereon prior to the Transfer Cut-off Date as determined by the Servicer). The market value of each of the Loans in excess of the Sales Price therefor shall be a contribution to the capital of the Depositor.

          (c) On each Transfer Date, the Loan Originator shall convey to the Depositor the Loans and the other property and rights related thereto described in the related LPA Assignment, and the Depositor, only upon the satisfaction of each of the conditions set forth below on or prior to such Transfer Date, shall cause the deposit of cash in the amount of the Sales Price in the Advance Account and shall cause the Servicer to, promptly after such deposit, withdraw the Sales Price deposited in respect of applicable Additional Note Principal Balance from the Advance Account and distribute such amount to or at the direction of the Loan Originator:

               (i) the Loan Originator shall have delivered to the Issuer, the Depositor and the Noteholders a duly executed LPA Assignment with respect to all of the Loans conveyed on such Transfer Date, which shall have attached thereto a Loan Schedule setting forth the appropriate information with respect to all Loans conveyed on such Transfer Date and shall have delivered to the Noteholders a computer readable transmission of such Loan Schedule;

               (ii) the Loan Originator shall have provided to the Servicer for deposit in the related Collection Account all collections received with respect to each of the Loans on or after the applicable Transfer Cut-off Date;

               (iii) as of such date, neither the Loan Originator nor the Depositor shall (A) be insolvent, (B) be made insolvent by its respective sale of Loans or (C) have reason to believe that its insolvency is imminent;

               (iv) the Revolving Period shall not have terminated and shall be in effect as of such Transfer Date;

               (v) except in the case of Wet Funded Loans, the Loan Originator shall have delivered the Custodial Loan File to the Custodian in accordance with the Custodial Agreement and the Noteholders shall have received a copy of the Loan Schedule and Exceptions Report and, where required under the Custodial Agreement, a copy of the Trust Receipt;

               (vi) each of the representations and warranties made by the Loan Originator set forth in Exhibit E to each of the Sale and Servicing Agreements with respect to the Loans shall be true and correct as of the related Transfer Date with the same effect as if then made, and the Loan Originator shall have performed all obligations to be performed by it under each of the related Basic Documents on and prior to such Transfer Date;

               (vii) the Loan Originator shall, at its own expense, within one Business Day of the Transfer Date, indicate in its computer files that the Loans identified in the related LPA Assignment have been sold to the Depositor pursuant to this Agreement;

               (viii) the Loan Originator shall have taken any action requested by the Indenture Trustee, the Issuer or the Noteholders required to maintain the ownership interest of the Issuer in the Trust Estate and the first perfected security interest therein of the Indenture Trustee;

               (ix) the Loan Originator shall have used no selection procedures that identified any of the Loans identified in the related LPA Assignment as being less desirable or valuable than other comparable Loans originated or acquired by the Loan Originator; and such Loans collectively shall be representative of the Loan Originator's portfolio of fixed rate or adjustable rate Loans, as the case may be;

               (x) the Loan Originator shall have provided the Depositor, the Trust and the Noteholders, no later than 1:00 p.m. Eastern time on the date that is two (2) Business Days prior to the issuance of Additional Note Principal Balance, a Notice of Additional Note Principal Balance in the form of Exhibit A to the related Sale and Servicing Agreement;

               (xi) after giving effect to the Additional Note Principal Balance purchased on such date, the related Note Principal Balance will not exceed the related Maximum Note Principal Balance; and

               (xii) all conditions precedent to the Noteholder's purchase of Additional Note Principal Balance pursuant to the related Note Purchase Agreement shall have been fulfilled as of such date.

          (d) Subject to Section 6.07, the parties hereto intend that each of the conveyances contemplated hereby be sales from the Loan Originator to the Depositor of all of the Loan Originator's right, title and interest in and to the Loans and other property described above.

     Section 2.02 Obligations of Loan Originator.

          (a) Within ten days of the Closing Date and on or prior to each Transfer Date, the Noteholders shall have received evidence satisfactory to it of (i) the completion of all recordings, registrations and filings as may be necessary or, in the opinion of the Noteholders, desirable to perfect or evidence the assignment by the Loan Originator to the Depositor of the Loan Originator's ownership interest in the Trust Estate including, without limitation, the Loans and related property and the proceeds thereof, (ii) the completion of all recordings, registrations and filings as may be necessary or, in the opinion of the Noteholders, desirable to perfect or evidence the assignment by the Depositor to the Issuer of the Depositor's ownership interest in the Trust Estate including, without limitation, the Loans and the proceeds thereof and (iii) the completion of all recordings, registrations and filings as may be necessary or, in the opinion of the Noteholders, desirable to perfect or evidence the grant of a first priority perfected security interest in the Trust's ownership interest in the Trust Estate including, without limitation, the Loans and the proceeds thereof, in favor of the Indenture Trustee. The Loan Originator agrees to file all necessary continuation statements and any amendments to the UCC financing statements required to reflect a change in the name or corporate structure of the Loan Originator and to file any additional UCC financing statements required due to a change in the legal name, chief executive office, state of incorporation or legal form of the Loan Originator as are necessary to perfect the interest of the Depositor, the Trust and the Indenture Trustee in and to the Trust Estate and to take such other action as may be necessary or, in the opinion of the Depositor or the Noteholders, desirable to perfect or evidence the Depositor's, the Trust's and Indenture Trustee's interest in the Loans and Loan Documents conveyed under the Basic Documents.

          (b) In connection with each sale of a Loan hereunder, the Loan Originator shall deliver to, and deposit with the Custodian, on behalf of the Indenture Trustee, as assignee of the Depositor, the Custodial Loan File with respect to each Loan conveyed on such Transfer Date (i) in the case of each non-Wet Funded Loan, on or before the related Transfer Date or such earlier time as required by the related Sale and Servicing Agreement and (ii) in the case of each Wet Funded Loan, on or before the Wet Funded Custodial File Delivery Date.

     It is understood and agreed that the obligations set forth in this Section 2.02(b) shall survive delivery of the respective Custodial Loan Files to the Custodian (as the agent of the Indenture Trustee) and shall inure to the benefit of the related Securityholders, the Depositor, the Servicer, the Indenture Trustee and the Issuer.

     With respect to any Loans that are set forth as exceptions in the Loan Schedule and Exceptions Report, the Loan Originator shall cure such exceptions, repurchase such Loan or provide a Qualified Substitute Loan in accordance with Sections 2.05 and 3.06 of the related Sale and Servicing Agreement. The obligations of the Loan Originator set forth in this paragraph and in Sections
2.05 and 3.06 of the related Sale and Servicing Agreement to cure any breach or to substitute for or repurchase an affected Loan shall constitute the sole remedies available hereunder to the Depositor respecting a breach of the Loan Originator's obligations contained in this Section 2.02(b) and in Sections 2.05 and 3.06 of the related Sale and Servicing Agreement.

          (c) In connection with each sale and contribution of a Loan hereunder, the Loan Originator shall deliver to, and deposit with the Servicer, as the designated agent of the Indenture Trustee, as assignee of the Depositor, on or before the related Transfer Date, the Servicer's Loan File with respect to each Loan conveyed on such Transfer Date.

          (d) The Loan Originator hereby further confirms to the Depositor that, within one Business Day of each Transfer Date, it shall cause the portions of the Loan Originator's electronic ledger relating to the Loans to be clearly and unambiguously marked to indicate that the Loans have been sold and contributed to the Depositor hereunder and sold by the Depositor to the Issuer under the related Sale and Servicing Agreement.

          (e) On and after each Transfer Date, the Depositor shall own the Loans which have been identified as being sold and contributed to the Depositor under
Section 2.01 hereof
and the Loan Originator shall not take any action inconsistent with such ownership and shall not claim any ownership interest in any such conveyed Loan.

     Section 2.03 Dispositions; Transfer Obligation.

     In consideration of the consideration received from the Depositor under this Agreement, in addition to the Loan Originator's performance of its obligations under this Agreement, the Loan Originator hereby agrees and covenants that in connection with each Disposition it shall perform such duties as specified in Section 3.07 of the related Sale and Servicing Agreement.

                                   ARTICLE III
                               REPRESENTATIONS AND
                         WARRANTIES; REMEDIES FOR BREACH

     Section 3.01 Loan Originator's Representations and Warranties. (a) The Loan Originator makes each of the representations and warranties to the Depositor as of the Closing Date and as of each Transfer Date as are set forth in Section
3.02 of the related Sale and Servicing Agreement.

          (b) The Loan Originator further makes each of the representations and warranties as of each Transfer Date as are set forth in Exhibit E to each of the Sale and Servicing Agreements with respect to the Loans conveyed on such Transfer Date.

          (c) Except as otherwise expressly set forth in the Basic Documents, it is understood and agreed that the representations and warranties set forth in this Section 3.01 shall survive delivery of the respective Custodial Loan Files to the Custodian (as the agent of the Indenture Trustee) and shall inure to the benefit of the related Securityholders, the Depositor, the Servicer, the Indenture Trustee and the Issuer. Upon the discovery by the Servicer, the Custodian, the Indenture Trustee, the Loan Originator, the Depositor or any Securityholder of a breach of any of the representations and warranties of the Loan Originator set forth in Section 3.02 of the related Sale and Servicing Agreement or Exhibit E to the related Sale and Servicing Agreement that materially and adversely affects the value of any of the Loans, or the interests of the Securityholders in any Loan or the Securities with respect to which such representation or warranty is made, and the Loan Originator shall fail to cure such breach within the time period specified in Section 3.06 of the related Sale and Servicing Agreement, the Loan Originator shall be obligated to repurchase or substitute the affected Loan(s) in accordance with the provisions of Section
3.06 of the related Sale and Servicing Agreement promptly upon receipt of written instructions from the Noteholders. The obligations of the Loan Originator set forth herein and in Section 3.06 of the related Sale and Servicing Agreement to cure any breach or to substitute for or repurchase an affected Loan shall constitute the sole remedies available hereunder to the Depositor respecting a breach of the representations and warranties contained in Sections 3.01 (a) and (b) hereof, in Section 3.02 of the related Sale and Servicing Agreement or in Exhibit E to the Sale and Servicing Agreements.

                                   ARTICLE IV
                            LOAN ORIGINATOR COVENANTS

     Section 4.01 Covenants of the Loan Originator. The Loan Originator hereby covenants that except for the sales and contributions hereunder, the Loan Originator will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any lien on, any Loan, or any interest therein; and the Loan Originator will defend the right, title and interest of the Trust, as assignee of the Depositor, in, to and under the Loans, against all claims of third parties claiming through or under the Loan Originator.

     Whenever and so often as requested by the Depositor or the Noteholders, the Loan Originator promptly will execute and deliver or cause to be executed and delivered all such other and further instruments, documents, or assurances, and promptly do or cause to be done all such other things, as may be necessary and reasonably required to vest more fully in the requesting party all rights, interests, powers, benefits, privileges and advantages conferred or intended to be conferred upon it by this Agreement.

     The Loan Originator further covenants that it will disclose on the Form 10-K filed on behalf of the Loan Originator with the Securities and Exchange Commission the following information: (i) the net effect that the transaction has on the Loan Originator's financial condition, (ii) the nature, amount and term of the material financial obligations incurred by the Loan Originator with respect to the transaction and (iii) a description of the events that may cause such a material financial obligation to arise, increase or become accelerated. The Loan Originator will also deliver to its chief financial officer, chief legal officer and independent accountants a complete set of final Basic Documents.

                                    ARTICLE V
                                   TERMINATION

     Section 5.01 Termination. The respective obligations and responsibilities of the Loan Originator and Depositor created hereby shall terminate upon the termination of the last Trust to be terminated as provided in Article X of the related Sale and Servicing Agreement.

                                   ARTICLE VI
                            MISCELLANEOUS PROVISIONS

     Section 6.01 Amendment. This Agreement may be amended from time to time with the prior written consent of the Noteholders with respect to each of the Trusts, in their sole discretion, by a written agreement signed by the Loan Originator and the Depositor.

     Section 6.02 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws. With respect to all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby, each party irrevocably submits to the non-exclusive jurisdiction of the courts of the State of New

York and the United States District Court located in the Borough of Manhattan, City of New York, and each party irrevocably waives any objection which it may have at any time to the laying of venue of any suit, action or proceeding arising out of or relating hereto brought in any such court, irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in any inconvenient forum and further irrevocably waives the right to object, with respect to such claim, suit, action or proceeding brought in any such court, that such court does not have jurisdiction over such party, provided that service of process is made by any lawful means. Nothing in this Section
6.02 shall affect the right of any party hereto or its assignees, or of the Noteholders or its assignees, to bring any other action or proceeding against any party hereto or its property in the courts of other jurisdictions.

     Section 6.03 Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given upon receipt thereof if (i) personally delivered or mailed by registered mail, postage prepaid, or (ii) transmitted by facsimile (with a copy delivered by overnight courier) upon telephone confirmation of receipt of such transmission, as follows:

          (a)  if to the Loan Originator:

                    Option One Mortgage Corporation
                    3 Ada Road
                    Irvine, California 92618
                    Attention: William O'Neill
                    Telecopy number: (949) 790-7504
                    Telephone number: (949) 790-7540

or, such other addresses, facsimile numbers and confirmation numbers as may hereafter be furnished to the Depositor in writing by the Loan Originator.

          (b)  if to the Depositor:

                    Option One Loan Warehouse Corporation
                    3 Ada Road
                    Irvine, California 92618
                    Attention: William O'Neill
                    Telecopy number: (949) 790-7504
                    Telephone number: (949) 790-7540

or such other addresses, facsimile numbers and confirmation numbers as may hereafter be furnished to the Loan Originator in writing by the Depositor.

     Section 6.04 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall he deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

     Section 6.05 Counterparts. This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original and such counterparts, together, shall constitute one and the same agreement.

     Section 6.06 Further Agreements. The Loan Originator and the Depositor each agree to execute and deliver to the other such amendments to documents and such additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement or in connection with the offering of securities representing interests in the Loans.

     Section 6.07 Intention of the Parties; Security Interest.

          (a) Each transfer and assignment contemplated by this Agreement shall constitute a sale in part, and a contribution to capital in part, of the Loans from the Loan Originator to the Depositor. Upon the consummation of those transactions the Loans shall be owned by and the property of the Depositor, and not owned by or otherwise the property of, the Loan Originator for any purpose including without limitation any bankruptcy, receivership, insolvency, liquidation, conservatorship or similar proceeding relating to either the Loan Originator or the Depositor or any property of either. The parties hereto hereby acknowledge that the Depositor and its creditors are relying, and its subsequent transferees and their creditors will rely, on such sales and contributions being recognized as such. If (A) any transfer and assignment contemplated hereby is subsequently determined for any reason under any circumstances to constitute a transfer to secure a loan rather than a sale in part, and a contribution in part, of the Loans or (B) any Loan is otherwise held to be property of the Loan Originator, then this Agreement (i) is and shall be a security agreement within the meaning of Articles 8 and 9 of the applicable Uniform Commercial Code and
(ii) shall constitute a grant by the Loan Originator to the Depositor of a security interest in all of the Loan Originator's right, title and other ownership interest in and to the Loans and the proceeds and other distributions and payments and general intangibles and other rights and benefits in respect thereof. For purposes of perfecting that security interest under any applicable Uniform Commercial Code, the possession by, and notices and other communications with respect thereto to and from, the Depositor or any agent thereof, of money, notes and other documents evidencing ownership of and other rights with respect to the Loans shall be "possession" by the secured party or purchaser and required notices and other communications to and from applicable financial intermediaries, bailees and other agents.

          (b) The Loan Originator at its expense shall take such actions as may be necessary or reasonably requested by the Depositor to ensure the perfection, and priority to all other security interests, of the security interest described in the preceding paragraph including without limitation the execution and delivery of such financing statements and amendments thereto, continuation statements and other documents as the Depositor may reasonably request.

     Section 6.08 Successors and Assigns; Assignment of Agreement. This Agreement shall bind and inure to the benefit of and be enforceable by the Loan Originator, the Depositor, the Indenture Trustee and the Noteholders. The obligations of the Loan Originator under this Agreement cannot be assigned or delegated to a third party without the consent of each of the Depositor and the Noteholders, which consent shall be at each such Person's sole discretion. The parties hereto acknowledge that the Depositor is acquiring the Loans for the purpose of contributing them to the Trust that will issue the related Notes, which will be secured by such Loans. As an inducement to the Depositor to purchase the Loans and to the Noteholders to purchase the Note, the Loan Originator acknowledges and consents to the assignment by the Depositor to the Trust of all of the Depositor's rights against the Loan Originator pursuant to this Agreement and to the enforcement or exercise of any right or remedy against the Loan Originator pursuant to this Agreement by the Owner Trustee, for the benefit of the Issuer and the Noteholders, under the related Sale and Servicing Agreement. Such enforcement of a right or remedy by the Owner Trustee, for the benefit of the Issuer and the Noteholders, shall have the same force and effect as if the right or remedy had been enforced or exercised by the Depositor directly.

     Section 6.09 Survival. The representations and warranties set forth in
Article III and the provisions of Articles II, IV, V and VI shall survive the purchase of the Loans hereunder.

     Section 6.10 Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

     IN WITNESS WHEREOF, the Loan Originator and the Depositor have caused this Loan Purchase and Contribution Agreement to be duly executed on their behalf by their respective officers thereunto duly authorized as of the day and year first above written.

                                        OPTION ONE LOAN WAREHOUSE CORPORATION,
                                        as Depositor


                                        By: /s/ CR Fulton
                                            ------------------------------------
                                        Name: Charles R. Fulton
                                        Title: Assistant Secretary


                                        OPTION ONE MORTGAGE CORPORATION,
                                        as Loan Originator


                                        By: /s/ CR Fulton
                                            ------------------------------------
                                        Name: Charles R. Fulton
                                        Title: Assistant Secretary

                                   SCHEDULE I

1. Sale and Servicing Agreement, dated as of April 1, 2001 (the "2001-1A Sale and Servicing Agreement"), among Option One Owner Trust 2001-1A, as Issuer (the "2001-lA Issuer" or the "2001-1A Trust"), the Depositor, the Loan Originator and Wells Fargo Bank Minnesota, National Association, as Indenture Trustee on behalf of the related Noteholders (in such capacity, the "Indenture Trustee").

2. Sale and Servicing Agreement, dated as of April 1, 2001 (the "2001-1B Sale and Servicing Agreement"), among Option One Owner Trust 2001-1B, as Issuer (the "2001-1B Issuer" or the "2001-1B Trust"), the Depositor, the Loan Originator and the Indenture Trustee as Indenture Trustee on behalf of the related Noteholders.

3. Sale and Servicing Agreement, dated as of April 1, 2001 (the "2001-2 Sale and Servicing Agreement"), among Option One Owner Trust 2001-2, as Issuer (the "2001-2 Issuer" or the "2001-2 Trust"), the Depositor, the Loan Originator and the Indenture Trustee, as Indenture Trustee on behalf of the related Noteholders.

4. Sale and Servicing Agreement, dated as of July 2, 2002, (the "2002-3 Sale and Serving Agreement"), among Option One Owner Trust 2002-3, as Issuer (the "2002-3 Issuer" or the "2002-3 Trust"), the Depositor, the Loan Originator and the Indenture Trustee, as Indenture Trustee on behalf of the related Noteholders.

5. Sale and Servicing Agreement, dated as of August 8, 2003, (the "2003-4 Sale and Servicing Agreement"), among Option One Owner Trust 2003-4, as Issuer (the "2003-4 Issuer" or the "2003-4 Trust"), the Depositor, the Loan Originator and the Indenture Trustee, as Indenture Trustee on behalf of the related Noteholders.

6. Sale and Servicing Agreement, dated as of November 1, 2003, (the "2003-5 Sale and Servicing Agreement"), among Option One Owner Trust 2003-5, as Issuer (the "2003-5 Issuer" or the "2003-5 Trust"), the Depositor, the Loan Originator and the Indenture Trustee, as Indenture Trustee on behalf of the related Noteholders.

7. Sale and Servicing Agreement, dated as of June 1, 2005, (the "2005-6 Sale and Servicing Agreement"), among Option One Owner Trust 2005-6, as Issuer (the "2005-6 Issuer" or the "2005-6 Trust"), the Depositor, the Loan Originator and the Indenture Trustee, as Indenture Trustee on behalf of the related Noteholders.

8. Sale and Servicing Agreement, dated as of September 1, 2005, (the "2005-7 Sale and Servicing Agreement"), among Option One Owner Trust 2005-7, as Issuer (the "2005-7 Issuer" or the "2005-7 Trust"), the Depositor, the Loan Originator and the Indenture Trustee, as Indenture Trustee on behalf of the related Noteholders.

9. Sale and Servicing Agreement, dated as of October 1, 2005, (the "2005-8 Sale and Servicing Agreement"), among Option One Owner Trust 2005-8, as Issuer (the "2005-8 Issuer" or the "2005-8 Trust"), the Depositor, the Loan Originator and the Indenture Trustee, as Indenture Trustee on behalf of the related Noteholders.

                                    EXHIBIT A

                             FORM OF LPA ASSIGNMENT

     ASSIGNMENT NO. ___ OF LOANS ("LPA Assignment"), dated _________ (the "Transfer Date"), by OPTION ONE MORTGAGE CORPORATION (the "Loan Originator") to OPTION ONE LOAN WAREHOUSE CORPORATION, (the "Depositor") pursuant to the Loan Purchase and Contribution Agreement referred to below.

                                   WITNESSETH:

     WHEREAS, the Loan Originator and the Depositor are the parties to the Third Amended and Restated Loan Purchase and Contribution Agreement, dated as of June 1, 2005 (the "Agreement"), hereinafter as such agreement may have been, or may from time to time be, amended, supplemented or otherwise modified;

     WHEREAS, pursuant to the Agreement, the Loan Originator wishes to sell, contribute, convey, transfer and assign Loans to the Depositor in exchange for cash consideration and other good and valid consideration the receipt and sufficiency of which is hereby acknowledged; and

     WHEREAS, the Depositor is willing to acquire such Loans subject to the terms and conditions hereof and of the Agreement;

     NOW THEREFORE, the Loan Originator and the Depositor hereby agree as follows:

     1. Defined Terms. All capitalized terms defined in the Agreement and used herein shall have such defined meanings when used herein, unless otherwise defined herein.

     2. Designation of Loans. The Loan Originator does hereby deliver herewith a Loan Schedule containing a true and complete list of each Loan to be conveyed on the Transfer Date. Such list is marked as Schedule A to this LPA Assignment and is hereby incorporated into and made a part of this LPA Assignment.

     3. Conveyance of Loans. The Loan Originator hereby sells, contributes, transfers, assigns and conveys to the Depositor, without recourse and on a servicing released basis, all of the right, title and interest of the Loan Originator in and to the Loans (and all proceeds thereof and collections thereon) listed on the Loan Schedule attached hereto, including all interest, principal and prepayment fees received by the Loan Originator, or the Servicer on or with respect to the Loans on or after the related Transfer Cut-off Date, together with all right, title and interest in and to the proceeds of any related Mortgage Insurance Policies.

     4. Depositor's Acknowledge Assignment. As of the Transfer Date, pursuant to this LPA Assignment and Section 2.01 (a) of the Agreement, the Depositor acknowledges its receipt of the Loans listed on the attached Loan Schedule and all other related property in the Trust Estate.

     5. Acceptance of Rights But Not Obligations. The foregoing sale, contribution, transfer, assignment, set over and conveyance does not, and is not intended to, result in a creation or an assumption by the Depositor of any obligation of the Loan Originator or any other Person in connection with this LPA Assignment or under any agreement or instrument relating thereto except as specifically set forth herein.

     6. Loan Originator Acknowledges Receipt of Sales Price. The Loan Originator hereby acknowledges receipt of the Sales Price or that it has otherwise been distributed at its direction.

     [TO BE INSERTED WHEN APPLICABLE] [7. Assignment of Certain Swap Agreements. The Loan Originator hereby sells, contributes, transfers and assigns all of its right title and interest in, to, and under, its rights and obligations and the Depositor hereby accepts and assumes all of the Loan Originator's rights and obligations under the following confirmation(s) issued under that certain master agreement between the Loan Originator and [__________] (the "Swap Agreement"); provided, that it is understood by the parties hereto that the Issuer, as ultimate owner of the Loans, shall assume and shall be delegated all of Depositor's rights and obligations under the Swap Agreement.]

     [7./8.] Conditions Precedent. The conditions precedent in Section 2.01(c) of the Agreement have been satisfied.

     [8./9.] Amendment of the Agreement. The Agreement is hereby amended by providing that all references to the "Agreement", "this Agreement" and "herein" shall be deemed from and after the Transfer Date to be a dual reference to the Agreement as supplemented by this LPA Assignment. Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions of the Agreement shall remain unamended and the Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms and except as expressly provided herein, this LPA Assignment shall not constitute or be deemed to constitute a waiver of compliance with or consent to noncompliance with any term or provision of the Agreement.

     [9./10.]Counterparts. This LPA Assignment may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.

                                   SCHEDULE A

                                 [LOAN SCHEDULE]